UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period:  October 31, 2021

Item 1. Reports to Stockholders.

(a)

MicroCap Opportunities Fund

Ultra MicroCap Fund

Annual Report
October 31, 2021

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Annual Report
October 31, 2021

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	31
Report of the Independent Registered Public Accounting Firm	39
Expense Example	40
Directors and Officers	42
Information	45

Perritt MicroCap Opportunities Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

For the fiscal year ended October 31, 2021, the Perritt MicroCap Opportunities Fund posted a 64.12% gain which compares to the gain of 62.55% for the Russell Microcap Index and the 50.80% gain for the Russell 2000 Index.  The Fund and benchmark performance details can be found later in this report.

All industries had positive contributions to the Fund’s performance, except for consumer staples.  The strongest group of stocks for the Fund was from communication services and energy, each with gains well more than 100%.  On an attribution basis relative to the Fund’s benchmark, the Fund outperformed the most within healthcare and financial services.  We are currently underweight to the Index for both healthcare and financial services industries.  Individual stock selection also had a strong positive attribution for the Fund.  Some of the largest gains came from Tecnoglass (TGLS) which rose by 546% in the past 12 months and U.S. Global (GROW) rose by 141% in the past year.

The past year started off strong for both the stock market and economic growth.  Most of the Fund’s gains occurred in the first six months of the fiscal year and the U.S. economy also experienced strong growth in that period.  It seems clear to us that growth and projections for further growth moderated as optimism waned due to more coronavirus uncertainty throughout the world.  While the economies are reopening, the pace seems to be less than previously expected.  The markets and the worldwide economy are slowly but surely adjusting to a world with the virus still among us.  As we have noted in the past, the U.S. Federal Government has provided more than $5 trillion in fiscal stimulus in the past couple years, and the Federal Reserve has injected another $4 trillion into the economy by purchasing a variety of bonds.  While recent growth has been choppy, these efforts should result in one of the strongest economic recoveries from a recession in decades.  Therefore, we continue to believe it is prudent to make investments in economically sensitive companies.

We remain severely underweight in healthcare stocks relative to the Index since valuations remain very rich, and most healthcare companies are not profitable.  Profitability or near-term profitability remains a requirement for us to make an investment.  We also have a big overweight in industrial and information technology.  As was said earlier, we believe reopening of the economy will eventually occur and our investments in economically sensitive industries will pay big dividends.  We are currently overweight, or as some call it an active weight, in economic industries, such as industrial, information technology, and materials by more than 35%.

During the past year, we sold 20 companies from the portfolio.  Three companies were sold after receiving acquisition offers: Biospecifics Technologies, DSP Group and GP Strategies.  Eight companies were sold after reaching their long-term price targets.  There were also eight companies sold due to a downgrade in their long-term outlook for their businesses.  Lastly, we sold one company, Federal Signal (FSS), since it exceeded our definition of micro-cap.  We purchased 18 new companies for the

Perritt MicroCap Opportunities Fund

portfolio, all from different industries, but the bulk of them were from industrial and material industries.

As of October 31, 2021, the Fund’s portfolio contained the common stocks of 90 companies.  The Fund’s 10 largest holdings and detailed descriptions can be found in the following pages of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at approximately 14.2 times our 2022 earnings estimate.  We are forecasting the average company in the portfolio will grow earnings at nearly 30% in 2022.  Stocks in the portfolio are priced at slightly more than 1.5 times average revenue and the median market capitalization is approximately $233 million.  Finally, the average stock in the Fund is trading at 1.9 times book value and less than 10.2 times Enterprise Value to EBITDA (earnings before interest, taxes, depreciation, and amortization).  The valuation characteristics for the MicroCap Opportunities Fund are more attractive than the Fund’s benchmark Russell Microcap Index.  The Russell Microcap Index is priced at nearly 3.0 times revenue, 15 times earnings and more than 2.0 times book value.  Lastly, it is important to note than more than 50% of the companies within the Russell Microcap Index are not profitable, which compares to only 10% for the Perritt MicroCap Opportunities Fund.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I have been a shareholder of the Fund for more than 30 years and have nearly half of my liquid investments in the Perritt Funds.  The Perritt team remains dedicated to investing in high quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

One cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulations.

Book Value is the net asset value of a company calculated as total assets minus intangible asset (patents, goodwill) and liabilities.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt - total cash divided by EBITDA.

The semi-annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance (Unaudited)	October 31, 2021

Perritt MicroCap Opportunities Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	October 31, 2021

Average Annual Total Returns*
Year ended October 31, 2021 (Unaudited)
	Past	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years	25 Years

Perritt MicroCap Opportunities Fund	64.12%	9.37%	10.73%	6.58%	9.61%

Russell Microcap® Index	62.55%	16.33%	14.23%	8.14%	n/a
(reflects no deduction
for fees and expenses)

Russell 2000® Index	50.80%	15.52%	13.50%	9.05%	9.37%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 1.64% and is as of the most recent prospectus dated February 28, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

DLH Holdings Corp. (DLHC) provides healthcare and social services in the United States. It offers defense and veterans’ health solutions, including case management, physical and behavioral health examinations, and medical administration and logistics services.

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts; endowments; foundations; and other institutional investors. It also manages funds of funds and other investment funds.

Northern Technologies International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Radiant Logistics, Inc. (RLGT) operates as a third-party logistics and multi-modal transportation services company primarily in the United States and Canada. The company offers domestic and international air and ocean freight forwarding services; and freight brokerage services, including truckload, less than truckload, and intermodal services.

U.S. Global Investors, Inc. (GROW) is a publicly owned investment manager. The firm primarily provides its services to investment companies. It also provides its services to pooled investment vehicles. The firm manages equity and fixed income mutual funds, hedge funds and exchange traded funds. It also invests in the public equity and fixed income markets across the globe.

Shyft Group, Inc. (SHYF) through its subsidiary Spartan Motors USA, Inc., manufactures and assembles specialty vehicles for the commercial vehicle and recreational vehicle industries in the United States and internationally. It operates through two segments, Fleet Vehicles and Services (FVS), and Specialty Chassis and Vehicles (SCV).

Legacy Housing Corp. (LEGH) builds, sells, and finances manufactured homes and tiny houses primarily in the southern United States. The company manufactures and provides for the transport of mobile homes; and offers wholesale financing to dealers and mobile home parks, as well as a range of homes.

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment.  It offers wreckers, such as conventional tow trucks and recovery vehicles.  The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

A-Mark Precious Metals, Inc. (AMRK) together with its subsidiaries, operates as a precious metals trading company. It operates in three segments: Wholesale Sales & Ancillary Services, Secured Lending, and Direct-to-Consumer.

IES Holdings, Inc. (IESC) engages in communications, commercial and industrial, infrastructure solutions, and residential businesses in the United States.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	October 31, 2021

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Portfolio Manager	Portfolio Manager

The Perritt Ultra MicroCap Fund outperformed the Russell Microcap Index for fiscal year 2021 returning 91.16% versus 62.55% for the Russell Microcap Index.  The shift in strength to the small market names within the Index that we have noted in previous letters continued during the second half of the year which benefited the Ultra MicroCap’s holdings relative to the Index.  Additionally, our stock picks have continued to be strong which led to substantial outperformance for several sectors.  Due to these factors, we were able to outperform the Russell Microcap Index for the period of fiscal 2021.

During the COVID shutdowns we had several companies engage in both cost saving initiatives, as well as strategic investments in their businesses.  We detailed some of the cost savings initiatives, as well as their impact on our investments in previous writeups and now that we are far enough past the emergence of COVID-19 and its impact on the global economy, the impact of the strategic investments firms made during that time are beginning to show results.  One example is Quest Resources, QRHC, a provider of waste management solutions to clients, including grocery and big box retail chains, restaurants, and the auto maintenance industry.  At the start of COVID, Quest experienced a disruption to their business as restaurants struggled to adjust to the new environment.  Amidst this uncertainty, Quest was put in the position of needing to grow their business while simultaneously adjusting to the shutdown of one of their core verticals.  While reducing certain expenses and adjusting to new staffing needs, the company continued to execute on their expansion strategies of acquiring new businesses and expanding within current markets.  These investments have paid off during the subsequent recovery with Quest recently reporting revenue growth of 57% for the most recent quarter on a year over year basis, partly attributable to their investments in the business, as well as contributions from general economic recovery.

For the fiscal year 2021, the Ultra MicroCap Fund outperformed the Russell Microcap Index by 28.61%, returning 91.16% to shareholders on a net of fee basis compared to the 62.55% return in for the Russell Microcap Index.  The Fund’s longer-term performance, as well as that of its Index, can be found later in this report.  The top contributor to the Fund’s out performance came from holdings in the industrial sector.  The Fund’s industrial investments returned 126.78% for the first half of the year which compared favorably to the 65.50% return for the sector within the Index.  In an echo to the previous letter from the semi-annual report, the second-best performing sector was the Fund’s healthcare investments, which earned returns of 66.76% for the Funds versus 29.54% for the Index.  This is an example of what we in the industry call serial correlation, where positive returns in an asset class in one period may imply the likelihood of positive returns in the next.

Since our last update, we have exited four positions and added ten.  Two were sold due to declining fundamentals while two, DSP Group (DSPG) and Support.com (SPRT) were sold due to receiving valid

Perritt Ultra MicroCap Fund

buyout offers.  The names we added were drawn from a number of industries and include a mix of names we have previously owned and new ideas we found during our various research activities.  One new name, The Dixie Group (DXYN) which is a manufacturer of flooring and carpeting that has made substantial changes to their business model, selling off non-core assets and focusing on their core markets.  This company had struggled for years prior to their current management team’s strategic plans being put in place and has recently posted the best operating results they have had in years.  This name was first followed by Perritt back in the 1980s and was featured in a newsletter written by our CEO earlier in his career.  This serves as an illustration of the depth of knowledge and experience that the Perritt Research team brings to their stock picking process.

As of October 31, 2021, the Fund holds the common stock of 81 companies which is higher than the last report.  We are currently re-evaluating several investments as we head into 2022 to bring that number closer to the 75 names held in the last report.  We intend on adding new investments as others are sold off on a rotational basis to keep a meaningful position in the firms we invest in.

Regarding current portfolio valuations, based on our earnings estimates, the Fund’s portfolio is trading at 18.5x forward price to earnings.  The median price to sales ratio is 1.76x, the median price to book is 2.2x and a trailing twelve-month price to earnings of 26.37x.  The median market cap for the Fund is at $104 million.  By comparison the Russell Microcap Index has a price to sales ratio of 2.6, a price to book ratio of 2.3x and a trailing twelve-month p/e of 14.5.  The median market cap for the Index is $264 million.  We like to point out the difference in market cap exposure between the two names, as this illustrates the different focus of the two products as the Ultra MicroCap remains committed to investing in the smallest segment of the microcap space.

We want to genuinely thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Each member of our investment committee, as well as many other employees have made continued investments in this Fund over the years and remain shareholders alongside all of you.  We also wish you and your loved ones well and continued good health as we emerge from the trials of the past year.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll- free at (800) 331-8936 or visit our website at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matt Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their situation.  Neither the fund nor any of its representatives may give legal or tax advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility.  The Funds invest in microcap companies which tend to perform poorly during times of economic stress.  The Ultra MicroCap Fund may invest in early-stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

One cannot invest directly in an index.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Trailing Price-to Earnings (P/E) is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The forecasted earnings used in the formula typically uses either projected earnings for the following 12 months or for the next full-year fiscal (FY) period.

The annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	October 31, 2021

Perritt Ultra MicroCap Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	October 31, 2021

Average Annual Total Returns*
Year ended October 31, 2021 (Unaudited)
	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years

Perritt Ultra MicroCap Fund	91.16%	12.50%	11.88%	7.01%

Russell Microcap® Index	62.55%	16.33%	14.23%	8.14%
(reflects no deduction for fees and expenses)

Russell 2000® Index	50.80%	15.52%	13.50%	9.05%
(reflects no deduction for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 2.68% and is as of the most recent prospectus dated February 28, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

A-Mark Precious Metals, Inc. (AMRK) together with its subsidiaries, operates as a precious metals trading company. It operates in three segments: Wholesale Sales & Ancillary Services, Secured Lending, and Direct-to-Consumer.

Transcat, Inc. (TRNS) provides calibration and laboratory instrument services in North America and internationally. It operates in two segments, Service and Distribution.

Perion Network, Ltd. (PERI) delivers advertising solutions to brands, agencies, and publishers in North America, Europe, and internationally.

Technoglass, Inc. (TGLS) through its subsidiaries, manufactures, supplies, and installs architectural glass, windows, and associated aluminum products for the commercial and residential construction industries in North, Central, and South America.

Quest Resource Holding Corp. (QRHC) through its subsidiaries, provides solutions for the reuse, recycling, and disposal of various waste streams and recyclables in the United States.

Northern Technologies International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Napco Security Technologies, Inc. (NSSC) develops, manufactures, and sells electronic security products in the United States and internationally. The company offers access control systems, door-locking products, intrusion and fire alarm systems, and video surveillance systems.

Century Casinos, Inc. (CNTY) operates as a casino entertainment company worldwide. The company develops and operates gaming establishments, as well as related lodging, restaurant, horse racing, and entertainment facilities.

Immucell Corp. (ICCC) an animal health company, acquires, develops, manufactures, and sells products that enhance the health and productivity of dairy and beef cattle in the United States and international.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	October 31, 2021

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2021

Shares	COMMON STOCKS – 98.68%	Value
Administrative and
Support Services – 1.69%
36,500	BGSF, Inc.	$439,095
46,746	Hudson Global, Inc.(a)	780,658
		1,219,753
Auto Parts & Equipment – 3.22%
43,800	Miller Industries, Inc.	1,582,932
40,000	Motorcar Parts
	of America, Inc.(a)	756,800
		2,339,732
Biotechnology – 0.73%
22,500	Opiant Pharmaceuticals,
	Inc.(a)	530,325
		530,325
Building Materials – 2.92%
10,000	BlueLinx
	Holdings, Inc.(a)	476,300
30,000	PGT Innovations, Inc.(a)	640,500
35,000	Tecnoglass,
	Inc. – ADR(c)	1,010,800
		2,127,600
Business Services – 8.22%
253,041	DLH Holdings Corp.(a)	3,851,284
140,000	Information Services
	Group, Inc.	1,141,000
83,000	Intrusion, Inc.(a)	327,020
50,000	PFSweb, Inc.(a)	650,000
		5,969,304
Chemical & Related Products – 4.66%
221,625	Northern Technologies
	International Corp.	3,379,781
		3,379,781
Chemical Manufacturing – 1.41%
218,750	Assertio
	Holdings, Inc.(a)	225,313
135,000	ProPhase Labs, Inc.	795,150
		1,020,463
Commercial Services – 1.66%
40,000	TriState Capital
	Holdings, Inc.(a)	1,202,000
		1,202,000
Computer & Electronic Product
Manufacturing – 4.06%
93,000	Coda Octopus
	Group, Inc.(a)	784,920
54,000	Gilat Satellite Networks
	Ltd. – ADR(c)	442,260
50,000	Powerfleet, Inc.(a)	346,000
94,000	Senstar Technologies
	Ltd. – ADR(c)	382,580
1,050,000	Singing Machine
	Co., Inc.(a)(e)	325,500
46,500	TransAct
	Technologies, Inc.(a)	656,580
		2,937,840
Construction & Engineering – 2.84%
57,655	Gencor
	Industries, Inc.(a)	643,430
28,400	IES Holdings, Inc.(a)	1,415,740
		2,059,170
Consumer Goods – 1.59%
40,000	Turtle Beach Corp.(a)	1,150,400
		1,150,400
Consumer Products –
Manufacturing – 1.72%
14,000	Delta Apparel, Inc.(a)	375,900
22,000	Superior Group
	of Cos., Inc.	571,780
26,000	VOXX
	International Corp.(a)	294,060
		1,241,740
Consumer Services – 0.67%
103,800	DHI Group, Inc.(a)	487,860
		487,860
Data Processing, Hosting and
Related Services – 0.80%
25,000	Ooma, Inc.(a)	577,500
		577,500
Educational Services – 1.87%
90,000	Lincoln Educational
	Services Corp.(a)	648,000
100,000	Universal Technical
	Institute, Inc.(a)	704,000
		1,352,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2021

Shares		Value
Electronic Equipment &
Instruments – 1.37%
26,000	Bel Fuse, Inc. – Class B	$361,920
33,000	Identiv, Inc.(a)	632,280
		994,200
Engineering & Construction – 0.93%
61,150	Infrastructure & Energy
	Alternatives, Inc.(a)	676,931
		676,931
Environmental Services – 1.20%
150,000	Quest Resource
	Holdings Corp.(a)	873,000
		873,000
Financial Services – 10.29%
32,000	First Internet Bancorp	1,089,280
20,000	Hennessy Advisors, Inc.	230,800
227,643	Silvercrest Asset
	Management Group,
	Inc. – Class A	3,642,288
406,600	U.S. Global Investors,
	Inc. – Class A	2,492,458
		7,454,826
Food – 0.47%
35,000	Landec Corp.(a)	340,200
		340,200
Gold – 2.12%
125,000	Fortuna Silver
	Mines, Inc. – ADR(a)(c)	607,500
337,500	Gold Resource Corp.	621,000
280,000	McEwen Mining, Inc.(a)	308,000
		1,536,500
Healthcare Services – 0.81%
35,000	InfuSystem
	Holdings, Inc.(a)	582,050
		582,050
Home Builder – 1.08%
30,100	Green Brick
	Partners, Inc.(a)	784,105
		784,105
Housing – 2.40%
98,000	Legacy Housing Corp.(a)	1,739,500
		1,739,500
Leisure – 2.38%
84,000	Century Casinos, Inc.(a)	1,243,200
90,000	Galaxy Gaming, Inc.(a)	389,700
30,000	Super League
	Gaming, Inc.(a)	94,200
		1,727,100
Machinery Manufacturing – 1.07%
16,000	Mayville Engineering
	Co, Inc.(a)	284,160
245,400	TechPrecision Corp.(a)	489,573
		773,733
Medical Supplies & Services – 1.39%
3,000	Addus HomeCare
	Corp.(a)	280,500
18,041	IntriCon Corp.(a)	306,697
20,000	Lakeland
	Industries, Inc.(a)	418,200
		1,005,397
Merchant Wholesalers,
Durable Goods – 2.07%
20,000	A-Mark Precious
	Metals, Inc.	1,499,800
		1,499,800
Merchant Wholesalers, Nondurable
Goods – 0.46%
225,000	NewAge, Inc.(a)	333,000
		333,000
Mining (except Oil and Gas) – 0.41%
43,610	Fortitude Gold Corp.	296,112
		296,112
Miscellaneous Manufacturing – 0.58%
40,000	iCAD, Inc.(a)	422,000
		422,000
Motion Pictures and Sound
Recording Industries – 1.75%
402,605	WildBrain Ltd.(a)(c)	1,272,232
		1,272,232
Oil & Gas – 1.21%
147,367	Evolution
	Petroleum Corp.	875,360
		875,360
Oil & Gas Services – 0.61%
371,895	Profire Energy, Inc.(a)	442,555
		442,555

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2021

Shares		Value
Primary Metal Manufacturing – 0.99%
127,404	Ampco-Pittsburgh
	Corp.(a)	$716,011
		716,011
Professional, Scientific, and
Technical Services – 3.86%
38,703	Bowman Consulting
	Group Ltd.(a)	596,026
8,500	CRA International, Inc.	933,470
230,880	Heritage Global, Inc.(a)	438,672
328,400	Research
	Solutions, Inc.(a)	824,284
		2,792,452
Publishing Industries
(except Internet) – 0.57%
40,000	eGain Corp.(a)	412,800
		412,800
Securities, Commodity Contracts, and
Other Financial Investments and
Related Activities – 0.56%
10,000	Sprott, Inc.(c)	406,100
		406,100
Semiconductor Related Products – 1.61%
80,000	AXT, Inc.(a)	653,600
40,000	Photronics, Inc.(a)	519,600
		1,173,200
Software – 4.80%
21,720	American Software, Inc. –
	Class A	628,359
100,000	Asure Software, Inc.(a)	966,000
130,000	Immersion Corp.(a)	1,038,700
100,000	Zix Corp.(a)	847,000
		3,480,059
Specialty Manufacturing – 1.67%
20,000	LB Foster Co. –
	Class A(a)	318,600
40,400	LSI Industries, Inc.	300,576
25,223	Northwest Pipe Co.(a)	599,298
		1,218,474
Support Activities for Mining – 0.23%
100,000	Alexco Resource
	Corp.(a)(c)	167,000
		167,000
Telecommunications – 2.87%
150,000	Ceragon Networks,
	Ltd. – ADR(a)(c)	526,500
34,000	Digi
	International, Inc.(a)	732,700
142,000	PC-Tel, Inc.	817,920
		2,077,120
Transportation – 3.46%
373,000	Radiant
	Logistics, Inc.(a)	2,510,290
		2,510,290
Transportation Equipment
Manufacturing – 3.94%
60,000	The Shyft
	Group, Inc.	2,472,600
11,000	Strattec Security
	Corp.(a)	381,370
		2,853,970
Utilities – 1.08%
50,000	Pure Cycle Corp.(a)	784,500
		784,500
Waste Management & Remediation
Services – 1.56%
100,000	Perma-Fix Environmental
	Services, Inc.(a)	720,000
50,000	Sharps Compliance
	Corp.(a)	412,500
		1,132,500
Water Transportation – 0.82%
19,000	Euroseas Ltd.(a)(c)	592,990
		592,990
	TOTAL COMMON
	STOCKS
	(Cost $41,942,713)	$71,541,535

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2021

Contracts	WARRANTS – 0.01%	Value
Engineering & Construction – 0.01%
5,000	Infrastructure & Energy
	Alternatives, Inc.
	Expiration : 03/26/2023,
	Exercise Price $11.50(a)
		$6,000

Computer & Electronic Product
Manufacturing – 0.00%
1,000,000	Singing Machine Co., Inc.
	Expiration : 08/06/2026,
	Exercise Price $0.35(a)(d)
		0
	TOTAL WARRANTS
	(Cost $8,100)	$6,000

Shares	SHORT-TERM
	INVESTMENTS – 1.53%
Money Market Funds – 1.53%
1,108,605	First American Government
	Obligations Fund, Class X, 0.03%(b)
		$1,108,605
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $1,108,605)	$1,108,605
	Total Investments
	(Cost $43,059,418) – 100.22%
		$72,656,140
	Liabilities in Excess
	of Other Assets – (0.22)%
		(160,280)
	TOTAL NET ASSETS –
	100.00%	$72,495,860

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	The rate shown is the seven-day yield as of October 31, 2021.
(c)	Foreign issued security.
(d)	This security is deemed to be illiquid. This security represents $0 of value or 0.00% of net assets.
(e)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The value of this security is $325,500 or 0.45% of the Fund’s net assets. This security is deemed to be liquid.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	October 31, 2021

Shares	COMMON STOCKS – 93.40%	Value
Administrative and Support
Services – 1.50%
10,000	BGSF, Inc.	$120,300
12,548	Hudson Global, Inc.(a)	209,552
		329,852
Auto Parts & Equipment – 1.37%
30,000	Commercial Vehicle
	Group, Inc.(a)	301,200
		301,200
Biotechnology – 1.01%
9,500	Opiant Pharmaceuticals,
	Inc.(a)	223,915
		223,915
Building Materials – 2.50%
19,093	Tecnoglass, Inc.(d)	551,406
		551,406
Business Services – 12.75%
90,000	CynergisTek, Inc.(a)	158,400
60,000	DLH Holdings Corp.(a)	913,200
50,000	Information Services
	Group, Inc.	407,500
10,000	Intrusion, Inc.(a)	39,400
13,486	Issuer Direct Corp.(a)	343,488
97,958	Medicine Man
	Technologies, Inc.(a)	200,814
10,000	Transcat, Inc.(a)	748,800
		2,811,602
Chemical & Related Products – 2.86%
37,000	Flexible Solutions
	International, Inc. –
	ADR(a)(d)	135,420
32,560	Northern Technologies
	International Corp.	496,540
		631,960
Chemical Manufacturing – 2.40%
60,000	AgroFresh
	Solutions, Inc.(a)	121,800
20,000	Alimera Sciences, Inc.(a)	88,400
24,000	Aridis Pharmaceuticals,
	Inc.(a)	84,000
40,000	ProPhase Labs, Inc.	235,600
		529,800
Computer & Electronic Product
Manufacturing – 10.03%
20,000	Airgain, Inc.(a)	224,600
65,000	BK Technologies Corp.	191,750
175,000	Dynatronics Corp.(a)	250,250
30,000	Luna
	Innovations, Inc.(a)	292,200
55,000	One Stop
	Systems, Inc.(a)	275,550
65,000	Orbital Energy
	Group, Inc.(a)	173,550
50,000	PC-Tel, Inc.	288,000
700,000	Singing Machine
	Co., Inc.(a)(b)	217,000
21,000	TransAct
	Technologies, Inc.(a)	296,520
		2,209,420
Computers & Electronics – 2.17%
10,000	Napco Security
	Technologies, Inc.(a)	479,600
		479,600
Construction & Engineering – 0.76%
15,000	Gencor Industries,
	Inc.(a)	167,400
		167,400
Consumer Goods – 2.73%
25,000	Jerash Holdings
	US, Inc.	163,750
12,000	Natural Alternatives
	International, Inc.(a)	151,200
10,000	Turtle Beach Corp.(a)	287,600
		602,550
Consumer Services – 1.28%
60,000	DHI Group, Inc.(a)	282,000
		282,000
Diversified Financials – 0.76%
20,000	Safeguard
	Scientifics, Inc.(a)	167,800
		167,800
Educational Services – 1.61%
45,000	VirTra, Inc.(a)	354,600
		354,600

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2021

Shares		Value
Electronic Equipment &
Instruments – 2.47%
20,000	Identiv, Inc.(a)	$383,200
30,000	Iteris, Inc.(a)	160,800
		544,000
Environmental Services – 2.38%
90,000	Quest Resource Holding
	Corp.(a)	523,800
		523,800
Fabricated Metal Product
Manufacturing – 1.03%
9,500	The Eastern Company	228,285
		228,285
Financial Services – 2.18%
17,500	Hennessy Advisors, Inc.	201,950
17,500	Silvercrest Asset
	Management
	Group, Inc. – Class A	280,000
		481,950
Leisure – 3.98%
30,000	Century Casinos, Inc.(a)	444,000
100,000	Galaxy Gaming, Inc.(a)	433,000
		877,000
Machinery Manufacturing – 2.25%
25,000	Cantaloupe, Inc.(a)	312,500
5,000	Graham Corporation	63,550
60,000	TechPrecision Corp.(a)	119,700
		495,750
Medical Supplies & Services – 2.90%
30,000	Biomerica, Inc.(a)	137,700
58,424	Check Cap,
	Ltd. – ADR(a)(d)	52,283
7,500	Lakeland
	Industries, Inc.(a)	156,825
25,000	Sensus
	Healthcare, Inc.(a)	100,000
16,211	Taylor Devices, Inc.(a)	193,721
		640,529
Merchant Wholesalers, Durable
Goods – 3.40%
10,000	A-Mark Precious
	Metals, Inc.	749,900
		749,900
Merchant Wholesalers, Nondurable
Goods – 0.76%
8,198	Educational Development
	Corp.	80,095
60,000	NewAge, Inc.(a)	88,800
		168,895
Miscellaneous Manufacturing – 2.28%
78,125	INVO BioScience,
	Inc.(a)	269,531
22,965	Myomo, Inc.(a)	232,636
		502,167
Miscellaneous Store Retailers – 0.88%
50,000	Better Choice
	Co, Inc.(a)	194,000
		194,000
Oil & Gas Services – 0.76%
140,010	Profire Energy, Inc.(a)	166,612
		166,612
Pharmaceuticals – 2.00%
50,000	ImmuCell Corp.(a)	440,000
		440,000
Primary Metal Manufacturing – 0.97%
38,000	Ampco-Pittsburgh
	Corp.(a)	213,560
		213,560
Professional, Scientific, and Technical
Services – 4.73%
21,000	Bowman Consulting
	Group Ltd.(a)	323,400
20,000	Perion Network Ltd. –
	ADR(a)(d)	568,400
60,000	Research Solutions,
	Inc.(a)	150,600
		1,042,400
Publishing Industries
(except Internet) – 0.82%
60,000	FalconStor Software,
	Inc.(a)(b)	180,000
		180,000
Real Estate – 1.72%
15,000	Fathom Holdings,
	Inc.(a)	379,350
		379,350

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2021

Shares		Value
Real Estate Investment Trusts – 1.73%
35,000	Sachem Capital Corp.	$202,300
35,000	Global Self
	Storage, Inc.	178,150
		380,450
Semiconductor Related Products – 2.18%
25,000	AXT, Inc.(a)	204,250
25,000	inTEST Corp.(a)	276,750
		481,000
Software – 2.13%
30,000	Asure Software, Inc.(a)	289,800
40,000	NetSol Technologies,
	Inc.(a)	180,800
		470,600
Specialty Manufacturing – 4.05%
45,000	Data I/O Corp.(a)	243,900
17,500	GSI Technology, Inc.(a)	90,825
25,000	Gulf Island Fabrication,
	Inc.(a)	98,500
70,000	MIND
	Technology, Inc.(a)	119,000
5,500	UFP Technologies,
	Inc.(a)	340,395
		892,620
Telecommunications – 1.63%
25,000	Data Storage Corp.(a)	104,500
172,383	Mobivity Holdings
	Corp.(a)	256,851
		361,351
Textile Product Mills – 0.52%
25,000	Dixie Group, Inc.(a)	114,750
		114,750
Utilities – 1.72%
20,000	Global Water
	Resources, Inc.	378,400
		378,400
Wholesale Electronic Markets and
Agents and Brokers – 0.20%
20,387	DecisionPoint
	Systems, Inc.(a)	44,851
		44,851
	TOTAL COMMON
	STOCKS
	(Cost $12,921,954)	$20,595,325

Contracts	WARRANTS – 0.06%
Medical Supplies & Services – 0.00%
250,000	Titan Medical, Inc.
	Expiration: 08/10/2023,
	Exercise Price $3.20(a)(b)
		$0

Primary Metal Manufacturing – 0.06%
15,000	Ampco-Pittsburgh Corp.
	Expiration: 08/01/2025,
	Exercise Price $5.75(a)
		13,500
	TOTAL WARRANTS
	(Cost $85,000)	$13,500

Shares	SHORT-TERM
	INVESTMENTS – 7.18%
Money Market Funds – 7.18%
1,582,589	First American Government
	Obligations Fund, Class X, 0.03%(c)
		$1,582,589
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $1,582,589)	$1,582,589
	Total Investments
	(Cost $14,589,543) – 100.64%
		$22,191,414
	Liabilities in Excess
	of Other Assets – (0.64)%
		(142,157)
	TOTAL NET ASSETS –
	100.00%	$22,049,257

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	These securities are deemed to be illiquid. These securities represent $397,000 of value or 1.80% of net assets.
(c)	The rate shown is the seven-day yield as of October 31, 2021.
(d)	Foreign issued security.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

October 31, 2021

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value	$72,656,140	$22,191,414
Receivable for fund shares issued	—	12,395
Dividends and interest receivable	3,391	42
Prepaid expenses	1,965	1,879
Total Assets	72,661,496	22,205,730

Liabilities:
Payable for investments purchased	11,602	85,508
Payable for fund shares purchased	6,264	1,748
Payable to Advisor	59,765	23,060
Payable to Officer & Directors	2,800	1,100
Accrued accounting expense	14,135	3,305
Accrued administration expense	17,330	7,268
Accrued audit expense	17,500	17,500
Accrued printing & mailing expense	10,896	3,666
Accrued transfer agent expense	13,962	7,972
Other accrued expenses & liabilities	11,382	5,346
Total Liabilities	165,636	156,473
Net Assets	$72,495,860	$22,049,257

Net Assets Consist of:
Capital Stock	$33,266,497	$13,540,672
Total Distributable Earnings	39,229,363	8,508,585
Total Net Assets	$72,495,860	$22,049,257
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	2,263,932	999,472
Net Assets	$72,495,860	$22,049,257
Net asset value and offering price per share	$32.02	$22.06
Cost of Investments	$43,059,418	$14,589,543

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Year Ended October 31, 2021

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend Income (net of $68,024 and $0 foreign
withholding tax and issuance fees)	$713,558	$100,854
Interest income	238	179
Total investment income	713,796	101,033

Expenses:
Investment advisory fee	692,099	228,752
Shareholder servicing	127,110	36,340
Administration fee	65,678	34,505
Officer & directors’ fees & expenses	50,899	50,890
Fund accounting expenses	37,494	10,106
Federal & state registration fees	35,493	33,319
Professional fees	33,353	37,596
Other expense	18,126	6,882
Printing & mailing fees	11,685	2,547
Custodian fees	7,547	2,608
Total expenses	1,079,484	443,545
Net investment loss	(365,688)	(342,512)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	11,475,458	2,836,726
Change in unrealized appreciation on investments	20,589,785	7,565,696
Net realized and unrealized gain on investments	32,065,243	10,402,422
Net increase in net assets resulting from operations	$31,699,555	$10,059,910

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Operations:
Net investment loss	$(365,688)	$(510,080)
Net realized gain on investments	11,475,458	1,646,827
Net change in unrealized appreciation/(depreciation)
on investments	20,589,785	(15,762,510)
Net increase/(decrease) in net
assets resulting from operations	31,699,555	(14,625,763)
Dividends and Distributions to Shareholders:
Distributable Earnings	—	(3,593,867)
Total dividends and distributions	—	(3,593,867)
Capital Share Transactions:
Proceeds from shares issued	1,840,135	3,364,259
Reinvestment of distributions	—	3,508,721
Cost of shares redeemed	(13,801,023)	(43,781,601)
Redemption fees	1,544	9,268
Net decrease in net assets from capital share transactions	(11,959,344)	(36,899,353)
Total Increase/(Decrease) in Net Assets	19,740,211	(55,118,983)
Net Assets
Beginning of the year	52,755,649	107,874,632
End of the year	$72,495,860	$52,755,649
Capital Share Transactions:
Shares sold	63,095	183,094
Shares issued on reinvestment of distributions	—	163,424
Shares redeemed	(503,819)	(2,307,998)
Net decrease from capital share transactions	(440,724)	(1,961,480)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Operations:
Net investment loss	$(342,512)	$(152,246)
Net realized gain/(loss) on investments	2,836,726	(1,147,634)
Net change in unrealized
appreciation/(depreciation) on investments	7,565,696	(1,333,569)
Net increase/(decrease) in net
assets resulting from operations	10,059,910	(2,633,449)
Dividends and Distributions to Shareholders:
Distributable Earnings	—	(17,594)
Return of capital	—	(34,626)
Total dividends and distributions	—	(52,220)
Capital Share Transactions:
Proceeds from shares issued	5,130,104	776,958
Reinvestment of distributions	—	50,759
Cost of shares redeemed	(4,741,542)	(20,714,603)
Redemption fees	19,111	150
Net decrease in net assets from capital share transactions	407,673	(19,886,736)
Total Increase/(Decrease) in Net Assets	10,467,583	(22,572,405)
Net Assets
Beginning of the year	11,581,674	34,154,079
End of the year	$22,049,257	$11,581,674
Capital Share Transactions:
Shares sold	251,322	64,582
Shares issued on reinvestment of distributions	—	4,028
Shares redeemed	(255,221)	(1,731,047)
Net decrease from capital share transactions	(3,899)	(1,662,437)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the year

	For the Years Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$19.51	$23.12	$28.17	$38.59	$34.18
Income/(loss) from investment operations:
Net investment income (loss)[2]	(0.15)	(0.15)	(0.11)	(0.20)	(0.15)
Net realized and unrealized
gain (loss) on investments	12.66	(2.66)	(1.74)	(1.83)	7.94
Total from investment operations	12.51	(2.81)	(1.85)	(2.03)	7.79
Less dividends and distributions:
From net investment income	—	—	—	—	(0.09)
From net realized gains	—	(0.80)	(3.20)	(8.39)	(3.29)
Total dividends and distributions	—	(0.80)	(3.20)	(8.39)	(3.38)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$32.02	$19.51	$23.12	$28.17	$38.59
Total return[1]	64.12%	(12.46%)	(6.80%)	(5.89%)	24.20%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$72,496	$52,756	$107,875	$160,698	$225,445
Ratio of net expenses to average net assets	1.56%	1.64%	1.38%	1.28%	1.23%
Ratio of net investment loss
to average net assets	(0.53%)	(0.73%)	(0.48%)	(0.63%)	(0.41%)
Portfolio turnover rate	23.5%	19.1%	22.1%	14.0%	18.0%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the year

	For the Years Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.54	$12.81	$15.62	$18.49	$15.46
Income/(loss) from investment operations:
Net investment income[2]	(0.36)	(0.11)	(0.12)	(0.17)	(0.18)
Net realized and unrealized
gain (loss) on investments	10.86	(1.14)	(1.60)	(0.77)	3.94
Total from investment operations	10.50	(1.25)	(1.72)	(0.94	3.76
Less dividends and distributions:
From net realized gains	—	(0.01)	(1.09)	(1.93)	(0.73)
From return of capital	—	(0.01)	—	—	—
Total dividends and distributions	—	(0.02)	(1.09)	(1.93)	(0.73)
Redemption fees[2]	0.02	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year	$22.06	$11.54	$12.81	$15.62	$18.49
Total return[1]	91.16%	(9.75)%	(11.54%)	(5.73%)	25.27%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$22,049	$11,582	$34,154	$61,042	$69,636
Ratio of net expenses to average net assets	2.42%	2.68%	1.83%	1.71%	1.70%
Ratio of net investment loss
to average net assets	(1.85)%	(0.92%)	(0.85%)	(0.99%)	(1.07%)
Portfolio turnover rate	25.7%	14.3%	13.3%	28.4%	43.0%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

October 31, 2021

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund. The Corporation currently consists of the following series: Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”). Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988. As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation. The Ultra MicroCap Fund commenced operations on August 30, 2004. The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. Money Market Funds are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds. The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

(loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method. Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP. The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2021 by increasing paid-in capital by $769,229 and decreasing distributable earnings/(losses) by $769,229. The Ultra Microcap Fund has reclassified the components of its capital accounts for the year ended October 31, 2021 by decreasing paid-in capital by $12,069 and increasing distributable earnings/(losses) by $12,069. These adjustments were primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares and the write off of net operating losses.

h.
As of and during the year ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2018.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities that the Funds have the ability to access.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2021:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$2,431,792	$—	$—	$2,431,792
Consumer Discretionary	8,306,615	325,500	—	8,632,115
Consumer Staples	673,200	—	—	673,200
Energy	1,317,915	—	—	1,317,915
Financial	11,001,398	—	—	11,001,398
Health Care	3,554,534	—	—	3,554,534
Industrials	22,208,253	—	—	22,208,253
Information Technology	14,842,424	—	—	14,842,424
Materials	6,095,404	—	—	6,095,404
Utilities	784,500	—	—	784,500
Total Common Stocks	71,216,035	325,500	—	71,541,535
Warrants
Industrials	6,000	—	—	6,000
Consumer Discretionary	—	0	—	0
Total Warrants	6,000	0	—	6,000
Short-Term Investments	1,108,605	—	—	1,108,605
Total Investments in Securities	$72,330,640	$325,500	$—	$72,656,140

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$1,107,251	$—	$—	$1,107,251
Consumer Discretionary	1,392,419	217,000	—	1,609,419
Consumer Staples	434,000	—	—	434,000
Energy	384,112	—	—	384,112
Financial	1,601,950	—	—	1,601,950
Health Care	2,473,529	—	—	2,473,529
Industrials	4,992,464	—	—	4,992,464
Information Technology	5,568,985	180,000	—	5,748,985
Materials	1,307,715	—	—	1,307,715
Real Estate Investment Trusts	557,500	—	—	557,500
Utilities	378,400	—	—	378,400
Total Common Stocks	20,198,325	397,000	—	20,595,325
Warrants
Health Care	—	0	—	0
Materials	13,500	—	—	13,500
Total Warrants	13,500	0	—	13,500
Short-Term Investments	1,582,589	—	—	1,582,589
Total Investments in Securities	$21,794,414	$397,000	$—	$22,191,414

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

During the year ended October 31, 2021, the MicroCap Fund and the Ultra MicroCap Fund did not hold any Level 3 securities.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million. At October 31, 2021, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $59,765 and $23,060, respectively. For the year ended October 31, 2021, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $692,099 and $228,752, respectively.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors. The Advisor is responsible for investment decisions and supplies

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within officer & directors’ fees & expenses.

The Funds reimbursed the Advisor for fees paid to financial intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients, who are beneficial owners of shares of the Funds. The financial intermediaries are the record owners of the Funds on the Funds’ records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount. In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable. Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account. These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2021, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$15,833,771	$—	$29,077,887
Ultra MicroCap Fund	$—	$4,505,291	$—	$5,580,156

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Matters

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap
	Fund	Fund
Cost of investments for tax purposes	$43,104,749	$14,589,543
Gross tax unrealized appreciation	31,695,795	8,929,006
Gross tax unrealized depreciation	(2,144,405)	(1,327,135)
Net unrealized appreciation on investments	29,551,390	7,601,871
Distributable ordinary income	384,459	—
Distributable long-term capital gains	9,293,514	1,199,251
Other accumulated losses	—	(292,537)
Total Distributable Earnings/(Losses)	$39,229,363	$8,508,585

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are ordinary losses which occur during the portion of the Fund’s taxable year subsequent to December 31.

At October 31, 2021, the Ultra MicroCap Fund deferred, on a tax basis, late year ordinary losses of $292,537. During the year ended October 31, 2021, the MicroCap Fund utilized $1,716 and the Ultra MicroCap Fund utilized $1,141,286 capital loss carryforwards. The Funds had no capital loss carryforward for the year ended October 31, 2021.

The tax composition of distributions paid during the years ended October 31, 2021 and 2020 were as follows:

	Ordinary				Return of
	Income		Long-term Capital Gains		Capital
	2021	2020	2021	2020	2021	2020
MicroCap Fund	$—	$—	$—	$3,593,867	$—	$—
Ultra MicroCap Fund	—	—	—	17,594	—	34,626

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(5), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale. These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund. The Funds have no right to require registration of the unregistered securities they hold. As October 31, 2021, the MicroCap

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Fund held a restricted security with an aggregate value of $325,500, which accounted for 0.45% of the Fund’s net assets. The restricted security is deemed to be liquid. During the year ended October 31, 2021, the Ultra MicroCap Fund did not hold any restricted securities.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 6, 2021, under which the MicroCap Fund may borrow up to $2,500,000 and the Ultra MicroCap Fund may borrow up to $2,000,000, subject to certain restrictions and covenants. Interest is charged on borrowings at the prevailing Prime Rate which was 3.25% as of October 31, 2021. The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the year ended October 31, 2021, the MicroCap Fund had average borrowings of $599,250 and the weighted average interest rate on the line of credit borrowings was 3.25%. The Ultra MicroCap Fund had average borrowings of $16,750 and the weighted average interest rate on the line of credit borrowings was 3.25%. On January 27, 2021, the MicroCap Fund had borrowings of $1,771,000 and on January 21, 2021, the Ultra MicroCap Fund had borrowings of $19,000, which represent the largest borrowing amounts during the year ended October 31, 2021. As of October 31, 2021, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit. Interest charged on the borrowings is recorded as other expense in the Statements of Operations. Subsequent to year end, the MicroCap Fund and Ultra MicroCap Fund renewed their line of credit arrangements with borrowing limits of $2,500,000 and $2,000,000, respectively. Both line of credit agreements have an expiration date of December 5, 2022.

10.	Redemption Fee

The Funds charge a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

During the year ended October 31, 2021, MicroCap Fund and Ultra MicroCap Fund did not hold any securities that were considered affiliated.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by a Fund

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

from or to another Fund complies with Rule 17a-7 of the 1940 Act. For the year ended October 31, 2021, the MicroCap Fund and Ultra MicroCap Fund engaged in one security transaction pursuant to Rule 17a-7 of the 1940 Act.

12.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2021, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. There were no individual shareholders of record who owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

13.	Coronavirus (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

14.	Liquidity Risk Management (Unaudited)

On June 30, 2021, the Directors of the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund, the series of Perritt Funds, Inc., reviewed and considered a written report prepared by the program administrator of the Funds’ Liquidity Risk Management Program (the “Program”), the Fund’s Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation. In considering the report, the Directors noted that the Program Administrator has determined that the Fund primarily holds assets that are highly liquid investments, and thus relies on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors in the Fund. Following this review and discussion, the Directors determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, and that the Program has operated as intended during the past year.

Perritt Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Perritt Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Perritt Funds, Inc. comprising Perritt MicroCap Opportunities Fund and Perritt Ultra MicroCap Fund (the “Funds”) as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.
Chicago, Illinois
December 23, 2021

Perritt Funds, Inc.

Expense Example (Unaudited)	October 31, 2021

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. There is a $25 IRA distribution and transfer out fee, unless set up automatically. Please see IRA Account Agreement for additional fees related to IRA accounts. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	October 31, 2021

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/21	10/31/21	5/1/21 – 10/31/21[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$1,061.70	$ 7.79
Perritt Ultra MicroCap Fund	$1,000.00	$1,114.10	$12.42

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,017.64	$ 7.63
Perritt Ultra MicroCap Fund	$1,000.00	$1,013.46	$11.82

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.50% for the MicroCap Opportunities Fund and 2.33% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Board is responsible for the overall management of the Funds. This includes establishing the Funds’ policies, approval of all significant agreements between the Funds and persons or companies providing services to the Funds, and the general supervision and review of the Funds’ investment activities. As a Maryland corporation, the day-to-day operations of the Funds are delegated to the officers of the Funds, subject to the investment objectives and policies of the Funds and to general supervision by the Board.

Management Information

The name, age (as of the date of this SAI), address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds. The information is provided as of the date of this SAI.

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	N/A
Age: 58		successor	Estate Broker in the State
300 South	Portfolios in	elected	of Montana. She has been
Wacker Drive,	Fund Complex		a partner and a principal
Suite 600	Overseen: 2	Director	owner of a real estate sales
Chicago, IL		since 2004	company, Bozeman Brokers,
60606			since 2004. She has been
licensed in the state of
Montana since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	N/A
Age: 63		successor	with the law firm of Fergeson,
300 South	Portfolios in	elected	Skipper et. al. in Sarasota,
Wacker Drive,	Fund Complex		Florida and has been
Suite 600	Overseen: 2	Director	employed with such firm
Chicago, IL		since 2004	since 1989.
60606

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Interested” Director of the Funds

Michael J.	President	One-year term	Mr. Corbett was President	N/A
Corbett(1)		as President	of the Perritt MicroCap
Age: 55	Portfolios in		Opportunities Fund, Inc.
300 South	Fund Complex	As Director,	(1999–2013) and President
Wacker Drive,	Overseen: 2	indefinite,	of the Perritt Funds, Inc.
Suite 600		until successor	since 2004. He has served
Chicago, IL		elected	as President of the Adviser
60606			since 2010, and previously
		Director	served as Vice President of
		since 2010	the Adviser from 1997 until
2010. Mr. Corbett began his
		President	tenure with Perritt Capital
		since 2004	Management in 1990 as a
research analyst. He assumed
portfolio management
responsibilities in 1996 and
now serves as portfolio
manager for the Funds.
____________
(1)  Mr. Corbett is an interested person of the Funds based upon his position with the Adviser.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 59	and Treasurer	Since 2012	President and Treasurer of
300 South			the Funds and Chief Financial
Wacker Drive,			Officer of the Adviser since
Suite 600			2012. He has over 25 years
Chicago, IL			of experience in corporate
60606			accounting, administration,
planning and business
development. His previous
experience includes tenures
at Ernst and Young and
CenturyLink
Communications.

Lynn E.	Vice President,	One-year term	Mrs. Burmeister has been	N/A
Burmeister	Chief		the Chief Compliance
Age: 61	Compliance	Chief	Officer since May 1, 2010,
300 South	Officer and	Compliance	and oversees all compliance
Wacker Drive,	Secretary	Officer	matters for the Funds and the
Suite 600		Since 2010	Adviser. She also coordinates
Chicago, IL			the administration of the
60606		Secretary	Funds and is a liaison with
		Since 2015	the firm’s corporate counsel.
Mrs. Burmeister has worked
in the financial industry
since 1980. Her previous
experience includes work at
Harris Associates, Gofen &
Glossberg and Optimum
Investments.

Perritt Funds

The Statement of Additional Information (SAI) includes additional information about the Funds’ directors and is available, without charge, upon request, by calling 1-800-331-8936.

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial advisor.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund – PRCGX

Ultra MicroCap Fund – PREOX

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund
and/or the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen & Company, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$28,000	$28,000
Audit-Related Fees	$0	$0
Tax Fees	$7,000	$7,000
All Other Fees	$0	$0

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended October 31, 2021 and October 31, 2020, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date    December 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date    December 31, 2021

By (Signature and Title)*    /s/ Mark J. Buh
Mark J. Buh, Treasurer/Principal Financial Officer

Date    December 31, 2021

* Print the name and title of each signing officer under his or her signature.